Exhibit 99.1

GENERAL ELECTRIC COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On January 3, 2023, General Electric Company (the “Company” or “GE”) completed the previously announced separation (the “Separation”) of its Healthcare business, into a separate, independent publicly traded company, GE HealthCare Technologies, Inc. (the “Business” or “GE HealthCare”). The Separation was structured as a tax free spin-off, where GE distributed a pro rata dividend (the “Distribution”) to holders of GE common stock of approximately 80.1% of the outstanding shares of GE HealthCare. Each GE shareholder received one share of GE HealthCare common stock for every three shares of GE common stock as of the close of business on December 16, 2022, the record date for the distribution (the “Record Date”). GE HealthCare is now an independent public company that trades under the symbol “GEHC” on The Nasdaq Stock Market. After the distribution, GE no longer consolidates GE HealthCare into its financial results.

In connection with the Separation, the historical results of GE HealthCare and certain assets and liabilities included in the Separation will be reported in GE's consolidated financial statements as discontinued operations beginning in the first quarter of 2023.

GE will prospectively measure its remaining 19.9% ownership interest in GE HealthCare at fair value. This ownership interest and the related earnings impact from subsequent changes in fair value in the ownership interest will be recognized in continuing operations.

The following unaudited pro forma condensed consolidated statement of financial position as of September 30, 2022 is presented as if the Separation, as described in the notes to these unaudited pro forma condensed consolidated financial statements, had occurred on September 30, 2022.

The unaudited pro forma condensed consolidated statement of earnings (loss) for the nine months ended September 30, 2022 and each of the years ended December 31, 2021, 2020, and 2019 is presented as if the Separation had occurred on January 1, 2019. The unaudited pro forma condensed consolidated statement of earnings does not give effect to any gains or charges associated with changes in the fair value of GE's ownership interest in GE HealthCare due to changes in the share price of ordinary shares subsequent to the Separation. All adjustments shown on the unaudited pro forma condensed consolidated financial statements are transaction accounting adjustments.

As part of the Separation, GE HealthCare incurred $10.2 billion of indebtedness and distributed $8.9 billion of proceeds from the debt issuance to GE. GE used part of these proceeds to repay $6.4 billion of GE debt obligations. The unaudited pro forma condensed consolidated statement of earnings gives effect for the reduction of interest expense from repayment of this debt as if the repayment occurred on January 1, 2021.

The unaudited pro forma condensed consolidated statements of earnings (loss) are subject to the assumption and adjustments described in the accompanying notes. These assumptions and adjustments are based on information presently available. The unaudited pro forma condensed consolidated statements of earnings (loss) are based on the historical financial statements of GE for the period presented and in the opinion of GE management, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations that would have been achieved had the events reflected been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the notes thereto should be read together with GE’s audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2021, and Management’s Discussion and Analysis included in GE’s Annual Report on Form 10-K for the year ended December 31, 2021, as well as GE’s unaudited consolidated financial statements and the notes thereto as of and for the nine months ended September 30, 2022, and Management’s Discussion and Analysis included in GE’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2022.

(1)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
As of September 30, 2022 (in billions)	As Reported	GE HealthCare Separation (a)	GE HealthCare Debt Issuance (b)	Transaction Accounting Adjustments		Proforma
Cash, cash equivalents and restricted cash	$12.6	$(0.5)	$10.2	$(8.2)	(c)	$14.1
Investment securities	6.3	—	—	5.1	(d)	11.4
Current receivables	17.2	(3.1)	—	0.2	(e)	14.3
Inventories, including deferred inventory costs	17.5	(2.5)	—	—		15.0
Current contract assets	3.7	(0.6)	—	—		3.1
All other current assets	2.8	(0.4)	—	0.3	(e)	2.6
Current assets	60.1	(7.2)	10.2	(2.7)		60.4

Investment securities	33.6	—	—	—		33.6
Property, plant and equipment – net	14.3	(2.1)	—	—		12.2
Goodwill	25.3	(12.8)	—	—		12.5
Other intangible assets – net	7.7	(1.6)	—	—		6.1
Contract and other deferred assets	6.2	(0.2)	—	—		6.0
All other assets	22.2	(0.9)	—	(0.7)	(f)	20.5
Deferred income taxes	11.5	(0.5)	—	(2.0)	(f)(g)(h)	9.0
Total assets	$180.9	$(25.2)	$10.2	$(5.5)		$160.4

Short-term borrowings	$4.3	$—	$—	$—		$4.3
Accounts payable and equipment project accruals	17.3	(3.0)	—	0.1	(e)	14.4
Progress collections and deferred income	16.4	(1.8)	—	—		14.7
All other current liabilities	16.6	(1.7)	—	(0.1)	(e)(f)(g)(h)(i)(j)	14.8
Current liabilities	54.7	(6.6)	—	—		48.1

Deferred income	1.8	(0.5)	—	—		1.3
Long-term borrowings	26.1	(0.1)	10.2	(16.6)	(k)	19.6
Insurance liabilities and annuity benefits	33.4	—	—	—		33.4
Non-current compensation and benefits	19.2	(0.6)	—	(6.2)	(f)(h)	12.4
All other liabilities	12.9	(1.1)	—	(0.1)	(c)	11.7
Total liabilities	148.1	(8.8)	10.2	(23.0)		126.5

Preferred stock	—	—	—	—		—
Common stock	—	—	—	—		—
Accumulated other comprehensive income (loss) – net attributable to GE	(4.4)	1.6	—	(0.2)	(f)(h)(l)	(3.1)
Other capital	34.3	0.2	—	—		34.5
Retained earnings	82.7	(18.2)	—	17.7	(m)	82.2
Less common stock held in treasury	(81.0)	—	—	—		(81.0)
Total GE shareholders’ equity	31.5	(16.4)	—	17.5		32.6
Noncontrolling interests	1.3	—	—	—		1.3
Total equity	32.8	(16.4)	—	17.5		33.9
Total liabilities and equity	$180.9	$(25.2)	$10.2	$(5.5)		$160.4

Amounts may not add due to rounding.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the nine months ended September 30, 2022 (In billions; per-share amounts in dollars)	As Reported	GE HealthCare Separation (n)	Transaction Accounting Adjustments		Proforma

Revenues
Sales of equipment	$22.5	$(6.9)	$—		$15.6
Sales of services	30.0	(6.5)	—		23.5
Insurance revenues	2.2	—	—		2.2
Total revenues	54.8	(13.5)	—		41.3

Costs and expenses
Cost of equipment sold	22.0	(4.8)	—		17.2
Cost of services sold	18.1	(3.4)	—		14.7
Selling, general and administrative expenses	9.2	(2.6)	(0.1)	(o)	6.5
Separation costs	0.6	—	(0.1)	(p)	0.4
Research and development	2.0	(0.8)	—		1.3
Interest and other financial charges	1.2	(0.1)	(0.3)	(q)	0.8
Debt extinguishment costs	—	—	—		—
Insurance losses, annuity benefits and other costs	2.0	—	—		2.0
Goodwill impairments	—	—	—		—
Non-operating benefit costs	(0.4)	—	0.1	(r)	(0.3)
Total costs and expenses	54.7	(11.7)	(0.4)		42.5

Other income	(0.9)	(0.1)	—		(1.0)

Earnings (loss) from continuing operations before income taxes	(0.8)	(1.9)	0.5		(2.2)
Benefit (provision) for income taxes	(0.5)	0.4	(0.1)	(w)	(0.2)
Earnings (loss) from continuing operations	(1.4)	(1.5)	0.4		(2.5)
Less net earnings (loss) attributable to noncontrolling interests	0.1	—	—		—
Preferred stock dividends	(0.2)	—	—		(0.2)
Net earnings (loss) from continuing operations attributable to GE common shareowners	$(1.6)	$(1.5)	$0.4		$(2.7)

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(1.46)				$(2.44)
Basic earnings (loss) per share	$(1.46)				$(2.44)

Average equivalent shares (in millions)
Diluted	1,097				1,097
Basic	1,097				1,097

Amounts may not add due to rounding.
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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the year ended December 31, 2021 (In billions; per-share amounts in dollars)	As Reported	GE HealthCare Separation (n)	Transaction Accounting Adjustments		Proforma

Revenues
Sales of equipment	$34.2	$(9.1)	$—		$25.1
Sales of services	36.9	(8.6)	—		28.3
Insurance revenues	3.1	—	—		3.1
Total revenues	74.2	(17.7)	—		56.5

Costs and expenses
Cost of equipment sold	31.4	(6.2)	—		25.2
Cost of services sold	22.5	(4.3)	—		18.2
Selling, general and administrative expenses	11.7	(3.5)	(0.1)	(s)	8.1
Separation costs	—	—	—		—
Research and development	2.5	(0.8)	—		1.7
Interest and other financial charges	1.9	(0.1)	(0.4)	(q)	1.4
Debt extinguishment costs	6.5	—	0.5	(t)	7.0
Insurance losses, annuity benefits and other costs	2.4	—	—		2.4
Goodwill impairments	—	—	—		—
Non-operating benefit costs	1.8	—	(0.6)	(r)	1.1
Total costs and expenses	80.7	(15.0)	(0.6)		65.1

Other income	2.8	(0.1)	—		2.7

Earnings (loss) from continuing operations before income taxes	(3.7)	(2.9)	0.6		(5.9)
Benefit (provision) for income taxes	0.3	0.6	(0.1)	(w)	0.8
Earnings (loss) from continuing operations	(3.4)	(2.3)	0.6		(5.1)
Less net earnings (loss) attributable to noncontrolling interests	(0.1)	—	—		(0.1)
Preferred stock dividends	(0.2)	—	—		(0.2)
Net earnings (loss) from continuing operations attributable to GE common shareowners	$(3.6)	$(2.3)	$0.6		$(5.3)

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(3.25)				$(4.80)
Basic earnings (loss) per share	$(3.25)				$(4.80)

Average equivalent shares (in millions)
Diluted	1,098				1,098
Basic	1,098				1,098

Amounts may not add due to rounding.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the year ended December 31, 2020 (In billions; per-share amounts in dollars)	As Reported	GE HealthCare Separation (n)	Transaction Accounting Adjustments		Proforma

Revenues
Sales of equipment	$37.6	$(10.0)	$—		$27.6
Sales of services	35.4	(8.0)	0.2	(v)	27.6
Insurance revenues	2.9	—	—		2.9
Total revenues	75.8	(18.0)	0.2		58.0

Costs and expenses
Cost of equipment sold	35.2	(6.6)	—		28.7
Cost of services sold	22.6	(4.1)	0.2	(v)	18.7
Selling, general and administrative expenses	12.6	(3.4)	—		9.2
Separation costs	—	—	—		—
Research and development	2.6	(0.8)	—		1.7
Interest and other financial charges	2.1	(0.1)	—		2.0
Debt extinguishment costs	0.3	—	—		0.3
Insurance losses and annuity benefits	2.5	—	—		2.5
Goodwill impairments	0.9	—	—		0.9
Non-operating benefit costs	2.4	—	(0.8)	(r)	1.6
Total costs and expenses	81.3	(15.1)	(0.6)		65.6

Other income	11.4	—	(12.3)	(u)(v)	(0.9)

Earnings (loss) from continuing operations before income taxes	6.0	(3.0)	(11.5)		(8.5)
Benefit (provision) for income taxes	0.5	0.6	1.0	(w)	2.2
Earnings (loss) from continuing operations	6.5	(2.3)	(10.4)		(6.3)
Less net earnings (loss) attributable to noncontrolling interests	(0.2)	(0.1)	—		(0.2)
Preferred stock dividends	(0.5)	—	—		(0.5)
Net earnings (loss) from continuing operations attributable to GE common shareowners	$6.1	$(2.3)	$(10.4)		$(6.6)

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$5.46				$(6.16)
Basic earnings (loss) per share	$5.46				$(6.16)

Average equivalent shares (in millions)
Diluted	1,095				1,094
Basic	1,094				1,094

Amounts may not add due to rounding.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the year ended December 31, 2019 (In billions; per-share amounts in dollars)	As Reported	GE HealthCare Separation (n)	Transaction Accounting Adjustments		Proforma

Revenues
Sales of equipment	$42.8	$(11.6)	$—		$31.2
Sales of services	44.6	(8.4)	0.3	(v)	36.5
Insurance revenues	2.8	—	—		2.8
Total revenues	90.2	(19.9)	0.3		70.5

Costs and expenses
Cost of equipment sold	37.6	(6.9)	—		30.6
Cost of services sold	27.3	(4.4)	0.3	(v)	23.2
Selling, general and administrative expenses	13.8	(4.0)	(0.1)	(o)	9.7
Separation costs	—	—	—		—
Research and development	3.1	(1.0)	—		2.1
Interest and other financial charges	2.9	(0.2)	0.1	(v)	2.8
Debt extinguishment costs	0.3	—	—		0.3
Insurance losses and annuity benefits	3.4	—	—		3.4
Goodwill impairments	1.5	—	—		1.5
Non-operating benefit costs	2.8	—	(1.0)	(r)	1.9
Total costs and expenses	92.7	(16.5)	(0.7)		75.5

Other income	2.4	(0.1)	0.1	(v)	2.4

Earnings (loss) from continuing operations before income taxes	(0.1)	(3.6)	1.0		(2.6)
Benefit (provision) for income taxes	(0.6)	0.7	0.5	(w)	0.7
Earnings (loss) from continuing operations	(0.6)	(2.9)	1.6		(1.9)
Less net earnings (loss) attributable to noncontrolling interests	—	—	—		—
Preferred stock dividends	(0.5)	—	—		(0.5)
Net earnings (loss) from continuing operations attributable to GE common shareowners	$(1.1)	$(2.8)	$1.6		$(2.3)

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(0.98)				$(2.14)
Basic earnings (loss) per share	$(0.98)				$(2.14)

Average equivalent shares (in millions)
Diluted	1,091				1,091
Basic	1,091				1,091

Amounts may not add due to rounding.

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NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following items resulted in transaction accounting adjustments in the unaudited pro forma condensed consolidated financial information:

(a)	Adjustments represent the elimination of assets and liabilities attributable to GE HealthCare.
(b)	Adjustment represents $10.2 billion of cash received by GE, in connection with the Separation, funded by GE HealthCare's long-term debt issuance.
(c)	Adjustment represents cash used for repayment of GE debt of $6.9 billion ($6.4 billion principal payment and $0.5 billion debt extinguishment cost) plus cash proceeds retained by GE HealthCare of $1.3 billion, which included a term loan of $2.0 billion, partially offset by a cash distribution to GE of $0.7 billion. All other liabilities was reduced by $0.1 billion for the tax impact of the debt extinguishment costs.
(d)	Adjustment represents approximately 90.3 million shares or 19.9% ownership interest in GE HealthCare retained by GE at an opening price per share of $56.00 on January 4, 2023, totaling $5.1 billion.
(e)	Balance sheet adjustments primarily relating to reversal of intercompany eliminations for shared services and hedging arrangements between GE and GE HealthCare as follows:
	($ in billions)	As of Sept. 30, 2022
	Current receivables	$0.2
	All other current assets	$0.3
	Accounts payable and equipment project accruals	$0.2
	All other current liabilities	$0.3
(f)
In connection with the Separation, a portion of GE’s principal pension plans, which consists of the GE Pension Plan and GE Supplementary Pension Plan, the GE Principal Retiree Benefit Plans and Other Pension Plans including U.S. and non-U.S. pension plans were transferred to GE HealthCare. The pro forma adjustments reflect plan assets and obligations primarily associated with GE HealthCare’s active, retired, and other former GE employees in certain jurisdictions. The adjustments in the unaudited pro forma condensed combined statement of financial position as of September 30, 2022 are as follows:

	($ in billions)	As of Sept. 30, 2022
	All other assets	$(0.7)
	Deferred income taxes	$(1.2)
	All other current liabilities	$(0.3)
	Non-current compensation and benefits	$(5.6)
	Accumulated other comprehensive income (loss) – net	$(1.2)
(g)	Adjustments reflect the transfer of deferred tax assets of $0.7 billion to GE HealthCare and a reduction of current tax liabilities of $0.2 billion.
(h)	In connection with the Separation, current compensation and benefits obligations with respect to additional employee-related obligations of active, retired, and other former employees along with non-current benefits obligations pertaining to deferred compensation arrangements and severance liabilities were transferred from GE to GE HealthCare. The adjustments in the unaudited pro forma condensed combined statement of financial position as of September 30, 2022 are as follows:
	($ in billions)	As of Sept. 30, 2022
	Deferred income taxes	$(0.2)
	All other current liabilities	$(0.2)
	Non-current compensation and benefits	$(0.6)
	Accumulated other comprehensive income (loss) – net	$(0.1)
(i)	Subsequent to the Separation, GE anticipates it will incur additional one-time costs of approximately $0.1 billion for the development of technological infrastructure on behalf of GE HealthCare. These costs are expected to be incurred within one year of the Separation and have been reflected as an adjustment to retained earnings.
(j)	Adjustment reflects additional tax liabilities of $0.3 billion recorded by GE as a result of the Separation.
(k)	Adjustment reflects GE debt repayment of $6.4 billion and the removal of GE HealthCare's long-term debt of $10.2 billion as a result of the Separation.
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(l)	Adjustment includes currency translation loss of $1.1 billion attributable to the GE HealthCare business transferred to retained earnings.
(m)	Represents the effect of adjustments described in notes (c) through (l) on stockholders' equity.
(n)	Adjustments reflect the elimination of revenues and costs and expenses of GE HealthCare.
(o)	Adjustment primarily reflects restructuring costs incurred by GE on behalf of GE HealthCare.
(p)	Adjustment reflects separation costs incurred by GE that were directly attributable to GE HealthCare.
(q)	Adjustment reflects the reduction of interest expense of $0.3 billion and $0.4 billion to give effect to the estimated repayment of debt for the nine months ended September 30, 2022 and the year ended December 31, 2021, respectively.
(r)	Adjustment reflects non-operating costs for pension and retirement benefit plans and costs for employee related obligations transferred to GE HealthCare in connection with the Separation.
(s)	Adjustment primarily reflects the impact of the transition services agreement whereby GE and GE HealthCare will provide certain post separation services on a transitional basis which results in a reduction in sales, general and administrative expenses not included in GE’s historical financial statements.
(t)	Adjustment reflects debt extinguishments costs incurred by GE in connection with GE's debt repayment as a result of the Separation.
(u)	Adjustment reflects the pre-tax gain on the sale of $12.4 billion related to GE HealthCare’s BioPharma business in March of 2020.
(v)	Income statement adjustments to reverse intercompany eliminations, primarily related to services provided from GE HealthCare to GE and vice versa, are as follows:
	($ in billions)	Year ended Dec. 31, 2020	Year ended Dec. 31, 2019
	Sales of services	$0.2	$0.3
	Cost of services sold	$0.2	$0.3
	Interest and other financial charges	$—	$0.1
	Other income	$0.1	$0.1
(w)	Adjustment reflects the estimated income tax impact of the pro forma transaction accounting adjustments at the applicable statutory income tax rates in effect within the respective tax jurisdictions during the periods presented.
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